QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 24.1

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Superior Essex Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of common stock, preferred stock, debt securities and warrants of the Company and guarantees of securities that may be issued by subsidiaries of the Company and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ MONTE R. HAYMON Monte R. Haymon	Chairman and Director
/s/ ANDREW D. AFRICK Andrew D. Africk	Director
/s/ STEPHEN M. CARTER Stephen M. Carter	President, Chief Executive Officer and Director
/s/ DENYS GOUNOT Denys Gounot	Director
/s/ JAMES F. GUTHRIE James F. Guthrie	Director
/s/ ANDREW P. HINES Andrew P. Hines	Director
/s/ PERRY J. LEWIS Perry J. Lewis	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of SE Communications GP, Inc., a Delaware corporation, the general partner of Superior Essex Communications LP, a Delaware limited partnership (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	Chief Executive Officer and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer and Director
/s/ JUSTIN F. DEEDY, JR. Justin F. Deedy, Jr.	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Group, Inc., a Michigan corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	Chief Executive Officer and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President and Treasurer and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Superior Essex Holding Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President and Treasurer and Director
/s/ JUSTIN F. DEEDY, JR. Justin F. Deedy, Jr.	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of SE Communications GP, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	Chief Executive Officer and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer and Director
/s/ JUSTIN F. DEEDY, JR. Justin F. Deedy, Jr.	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex International Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Chief Financial Officer, Vice President, Treasurer and Assistant Secretary and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Canada Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President, Treasurer and Assistant Secretary and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Group Mexico Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President, Treasurer and Assistant Secretary and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President, Treasurer and Assistant Secretary and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Group, Inc., a Michigan corporation, the Manager of Essex Mexico Holdings L.L.C., a Delaware limited liability company (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	Chief Executive Officer and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President and Treasurer and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Technology, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ H. PATRICK JACK H. Patrick Jack	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President, Treasurer and Assistant Secretary and Director
/s/ STEPHEN M. CARTER Stephen M. Carter	Director

POWER OF ATTORNEY (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Essex Wire Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Stephen M. Carter, David S. Aldridge and Barbara L. Blackford, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and sign the Registration Statement on Form S-3 relating to the issuance of guarantees by the Company of debt securities that may be issued by Superior Essex Inc. under such Registration and any and all amendments (including post-effective amendments and any additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of May, 2005.

Signature	Title

/s/ STEPHEN M. CARTER Stephen M. Carter	President and Director
/s/ DAVID S. ALDRIDGE David S. Aldridge	Vice President, Treasurer and Assistant Secretary and Director
/s/ H. PATRICK JACK H. Patrick Jack	Director

QuickLinks

  EXHIBIT 24.1